EXHIBIT 10.1

AMENDMENT NO. 4 TO RIGHTS AGREEMENT

     AMENDMENT NO. 4 dated as of August 25, 2005 to the Rights Agreement dated as of August 7, 1990 and amended as of June 1, 1999, May 2, 2000 and June 20, 2000 (the “Rights Agreement”), between The Liberty Corporation, a South Carolina corporation (the “Company”), and American Stock Transfer & Trust Company, as Rights Agent (the “Rights Agent”).

W I T N E S S E T H

     WHEREAS, the Company has entered into an Agreement and Plan of Merger, dated as of August 25, 2005, by and between Raycom Media, Inc., a Delaware corporation (“Parent”), RL123, Inc., a Delaware corporation (“Merger Sub”) and the Company (the “Merger Agreement”) and, in connection with the transactions contemplated by the Merger Agreement, Parent and Merger Sub have entered into voting agreements with certain shareholders of the Company;

     WHEREAS, Section 26 of the Rights Agreement provides that, for so long as the Rights (as defined in the Rights Agreement) are then redeemable, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Rights Agreement in any respect without the approval of any holders of certificates representing shares of Common Stock (as defined in the Rights Agreement);

     WHEREAS, the Rights are currently redeemable;

     WHEREAS, the parties hereto desire to amend the Rights Agreement in certain respects;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Rights Agreement has the meaning assigned to such term in the Rights Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Rights Agreement shall, after this Amendment becomes effective, refer to the Rights Agreement as amended hereby.

     SECTION 2. Amendment to Section 1 of the Rights Agreement. (a) Section 1 of the Rights Agreement is hereby amended by adding the following proviso to follow the second proviso in the definition of “Beneficial Owner”:

“; provided further, however, that neither Raycom Media, Inc. nor any Affiliate of Raycom Media, Inc. shall be deemed to have “Beneficial Ownership” of or to “beneficially own” or to be a “Beneficial Owner” of any securities of the Company for purposes of this Agreement solely by reason of either (x) that certain

Agreement and Plan of Merger by and among Raycom Media, Inc., RL123, Inc. and the Company dated as of August 25, 2005 (the “Merger Agreement”), or (y) those certain voting agreements between Raycom Media, Inc., RL123, Inc. and certain of the Company’s shareholders entered into in connection with the transactions contemplated by the Merger Agreement.”

     (b) Section 1 of the Rights Agreement is hereby amended by replacing the date “August 7, 2010” from the definition of “Final Expiration Date” with the words “the earlier to occur of (i) August 7, 2010 or (ii) the Effective Time (as defined in the Merger Agreement)”.

     SECTION 3. Summary of Terms. Exhibit C to the Rights Agreement is hereby amended by:

     (a) replacing the words “beneficial owner” from the definition of “Acquiring Person” with the words “Beneficial Owner”.

     (b) replacing the date “August 7, 2010” under the heading “Expiration” with the words “the earlier to occur of (i) August 7, 2010 or (ii) the Effective Time (as defined in the Merger Agreement)”.

     SECTION 4. Entire Agreement; Restatement. Other than as expressly amended by Sections 2 and 3 of this Amendment, the Rights Agreement shall remain in full force and effect unaffected hereby. The Rights Agreement, as amended by this Amendment and as previously amended by Amendment No. 1 dated as of June 1, 1999, Amendment No. 2 dated as of May 2, 2000 and Amendment No. 3 dated as of June 20, 2000, is hereinafter referred to as the “Agreement,” and the parties hereto hereby agree that the Agreement may be restated to reflect the amendments provided for in this Amendment and in Amendment No. 1 dated as of June 1, 1999, Amendment No. 2 dated as of May 2, 2000 and Amendment No. 3 dated as of June 20, 2000.

     SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to any applicable conflicts of law rules, except that the rights and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 7. Effectiveness. This Amendment shall become effective upon execution by each of the parties hereto of a counterpart hereof.

[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE LIBERTY CORPORATION

By:	/s/ Martha G. Williams

	Name:	Martha G. Williams
	Title:	Vice President, General Counsel and Asst. Secretary

135 South Main Street
Greenville, South Carolina 29601
Attention: Legal Department

AMERICAN STOCK TRANSFER &
TRUST COMPANY, as Rights Agent

By:	/s/ Paula Caroppoli

	Name:	Paula Caroppoli
	Title:	Vice President

59 Maiden Lane
New York, New York 10038

[Signature Page to Amendment No. 4 to Rights Agreement]